UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/11/2005

OLIN CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-1070

VA	13-1872319
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

190 Carondelet Plaza Suite 1530 Clayton, MO 63105
(Address of Principal Executive Offices, Including Zip Code)

314-480-1400
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

Attached as Exhibits 99.1 and 99.2, and incorporated herein by reference, are copies of the registrant's press releases dated February 11, 2005, announcing presentations to be made at the UBS Grass Roots Chemical Conference on February 16, 2005 and at the Morgan Stanley Basic Materials Conference on February 22, 2005.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 Press Release, dated February 11, 2005

Exhibit 99.2 Press Release, dated February 11, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

OLIN CORPORATION

Date: February 11, 2005.	By:	/s/ George H. Pain
George H. Pain
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated February 11, 2005
EX-99.2	Press Release, dated February 11, 2005